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                                                                    EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) of Amgen Inc. for the registration of 200,000 shares of Common Stock of our report dated January 26, 1999, with respect to the consolidated financial statements of Amgen Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.



                                        ERNST & YOUNG LLP

Los Angeles, California
March 16, 1999